Royce Capital Fund

Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

Supplement to Prospectus dated May 1, 2001

The following supplements the information regarding Royce & Associates, Inc. appearing under "Management of the Funds" on page 9 of the Prospectus:

        On July 18, 2001, Royce & Associates, Inc. ("Royce"), the Funds' investment adviser, announced that it, Royce's shareholders and Royce Management Company entered into a Stock Purchase Agreement (the "Agreement") with Legg Mason, Inc. ("Legg Mason"), pursuant to which Royce will be acquired by, and become a wholly-owned subsidiary of, Legg Mason (the "Transaction"). Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its wholly-owned subsidiaries. As of March 31, 2001, Legg Mason subsidiaries managed approximately $140 billion in assets for institutions, sponsored mutual funds and private accounts. The Transaction is anticipated to be completed on or about October 1, 2001, and is subject to the satisfaction of a number of closing conditions. As a result of the Transaction, the Trust will seek to obtain the approval of each Fund's shareholders with respect to a new investment advisory agreement to be entered into between Royce and the Fund. The fee rates payable to Royce by the Funds under these new investment advisory agreements will be identical to those payable under the current ones, and Royce and Legg Mason do not anticipate that the portfolio management or day-to-day operation of the Funds will be adversely impacted as a result of the Transaction. In addition, the services provided to the Funds by Royce after the Transaction are expected to be substantially similar to the services currently provided to the Funds by Royce, and neither Royce nor Legg Mason foresees any reduction in the quality of the services presently furnished to the Funds by Royce.

        More detailed information regarding Royce, Legg Mason and the Transaction will be contained in the proxy materials for the special meeting of the Funds' shareholders, which the Trust expects to send to them in August 2001.

July 18, 2001